Exhibit 10.56

ADDITION TO THE LOAN AGREEMENT OF NOVEMBER 9, 2005

THIS ADDITION TO THE LOAN AGREEMENT is made on January 16, 2007

PARTIES:

OOO ZAURALNEFTEGAZ, a limited liability company incorporated under the laws of the Russian Federation under the main state registration number (ORGN) 1024500513950, located at 17/2 Lenin Street, Kurgan, 640000, Kurgan Oblast, Russian Federation (“ZNG”); and

CASPIAN FINANCE LIMITED, a company incorporated in England and Wales under company number 05530897 and whose registered office is at Millennium Bridge House, 2 Lambeth Hill, London EC4V 2AJ United Kingdom (the “Lender”).

WHEREAS:

(A)	The Lender and ZNG have signed the Loan Agreement on November 9, 2005 (“Loan Agreement”) for the total sum of US$6,874,325 (“Initial Sum”)

(B)	The Lender is willing to make available to ZNG an additional loan facility to the Initial Sum and subject to the terms and conditions set out in this Addition to the loan agreement.

IT IS THEREFORE AGREED AS FOLLOWS:

1.	Additional sum

The Lender hereby agrees to lend to ZNG an additional sum of $2,000,000 (Two million dollars USA) (“Additional sum”)

2.	Terms

2.1	The Loan Agreement of November 9, 2005 continues to operate as if the Additional sum was added to the Commitment (as described in the Loan Agreement).

2.2
The terms of the Loan Agreement continue to be in force, including the following provisions: Term, Drawdown, Interest and Default Interest, Repayment, Purpose, Security, Conditions Precedent, Events of Default, Representations and Warranties, Notification of Events of Default, Costs and Charges, Gross Up, Set Off, Waiver, Notices, Assignment, Law and Disputes, Third Parties.

2.3
Drawdown Notice must be in the form set out in the Schedule to the Loan Agreement and shall include description of the purpose/purposes (as set forth in the clause Purpose of the Loan Agreement). Each Drawdown Notice shall specify the date upon which advance to be made and the amount of the advance. Transfer of the sums will be executed only after approval of their purpose by the Lender.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Borrower: OOO “ZAURALNEFTEGAZ”

Signed by director: Oleg V. Zhuravlev

Signature: /s/ Oleg V. Zhuravlev

Corporate Seal

Lender: CASPIAN FINANCE LIMITED

Signed by: Simon Escott

Signature: /s/ Simon Escott